SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of report (Date of earliest event reported):
                                 March 22, 1999


                              THE FINOVA GROUP INC.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)



    Delaware                         1-11011                      86-0695381
---------------                  ----------------             ----------------
(State or Other                  (Commission File             (I.R.S. Employer
Jurisdiction of                       Number)                Identification No.)
 Incorporation)




    P.O. Box 2209, Phoenix, Arizona                               85002-2209
----------------------------------------                          ----------
(Address of Principal Executive Offices)                          (Zip Code)



                                 (602) 207-1019
                         ------------------------------
                         (Registrant's telephone number)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

         THE MERGER. On March 22, 1999, The FINOVA Group Inc., a Delaware corporation ("FINOVA") consummated the merger contemplated by the Agreement and Plan of Merger dated January 6, 1999 (the "Merger Agreement") among FINOVA,
FINOVA Newco Inc., a Delaware corporation ("Newco") and Sirrom Capital Corporation, a Tennessee corporation ("Sirrom"). In the merger, Newco, a wholly owned subsidiary of FINOVA, was merged with and into Sirrom. In accordance with the terms of the Merger Agreement, each issued and outstanding share of Sirrom common stock converted into 0.1634 share of FINOVA common stock. A copy of the press release, dated March 22, 1999 issued by FINOVA is attached as Exhibit 99.1 and is incorporated herein by reference.

         The shares of FINOVA common stock issued in the merger were registered under a Registration Statement on Form S-4 (333-73189). FINOVA is the successor registrant to Sirrom.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits


             Exhibit Number        Description
             --------------        -----------

                  99.1 Press Release, dated March 22, 1999 issued by The FINOVA Group Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE FINOVA GROUP INC.


                                    By: /s/ Richard Lieberman
                                       ------------------------------------
                                       Richard Lieberman
                                       Title: Vice-Presdient and Associate
                                              General Counsel

Dated:  March 31, 1999

                                  EXHIBIT INDEX


      Exhibit Number              Description
      --------------              -----------

           99.1 Press Release, dated March 22, 1999 issued by The FINOVA Group Inc.